EXHIBIT 10.1

REVOLVING LOAN AGREEMENT

THIS REVOLVING LOAN AGREEMENT (this “Agreement”), dated as of May 29, 2013 (the “Effective Date”), is entered into by and between ASTEA INTERNATIONAL INC. (“Borrower”), and ZACK BERGREEN, an individual residing in Gwynedd Valley, Pennsylvania 19437 (“Lender”).

RECITALS

WHEREAS, Lender is an officer, director and stockholder of Borrower;

WHEREAS, Borrower has requested that Lender make advances to Borrower from time to time on a revolving basis in an aggregate principal amount at any time thereof not to exceed Two Million Dollars ($2,000,000) (the “Maximum Principal Amount”) as a bridge financing; and

WHEREAS, Lender is willing to make such advances to Borrower on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, hereby agree as follows:

1. Loans and Promissory Note.

(a) Commitment to Lend.  Subject to the terms and conditions set forth in this Agreement, Lender hereby agrees to make advances to Borrower (each a “Loan Advance” and collectively, the “Loan Advances”) from time to time, during the period beginning on the date hereof and ending on the Maturity Date (the “Draw Period”), in a principal amount up to, but not to exceed, the Maximum Principal Amount in the aggregate outstanding at any time, for the purposes stated herein only.  During the Draw Period, subject to the terms and condition of this Agreement, Borrower may borrow, repay and re-borrow principal amounts up to the Maximum Principal Amount at any time and from time to time.

(b) Promissory Note.  The Loan Advances made by Lender hereunder shall be evidenced by the duly executed Revolving Promissory Note of Borrower to Lender, dated as of the date hereof in an original principal amount equal to the Maximum Principal Amount and in the form attached hereto as Exhibit A (as amended, restated, modified, extended, renewed or replaced from time to time, the “Note”).

(c) Repayments.  Borrower shall pay in full any remaining outstanding principal amount, all accrued but unpaid interest, and all other Obligations on the Maturity Date.

(d) Prepayments.  Borrower may prepay any of the Obligations without penalty or premium but with accrued interest to the date of such prepayment on the amount prepaid, at any time and from time to time, in whole or in part, upon notification to Lender of such prepayment not later than 10:00 a.m. on the date of such prepayment.  Any such prepayment shall be applied first to payment of unpaid accrued interest on this Note, then to the repayment of the outstanding principal of this Note, then to any other outstanding Obligations.

(e) Termination.  Borrower shall have the right at any time to permanently terminate Lender’s commitment to make Loan Advances hereunder upon notice to Lender, so long as no Obligations are outstanding. Any such notice of termination shall be effective in accordance with Section 6(g).

(f) Payment of Interest.

(i) Subject to Section 5(b)(ii), the principal amount outstanding under the Loan Advances shall accrue interest from the date of issuance until the Maturity Date at the rate of seven percent (7%) per annum.  If Borrower fails to pay any interest payment when due, such unpaid interest shall be added to the unpaid principal amount outstanding and shall accrue interest at the rate provided herein.  The initial payment of accrued interest shall be made on June 2, 2013, and payment of accrued interest shall be made on the first calendar day of each month thereafter.

(ii) Interest will be computed on the basis of a year deemed to consist of 365 days and shall be paid for the actual number of days elapsed.

2. Conditions of Loans.

(a) Conditions Precedent to Loan Advances.  Lender’s obligation to make each Loan Advance is subject to satisfaction of the following conditions:

(i) Receipt of a written executed Notice of Borrowing, as defined in Section 2(b);

(ii) The representations and warranties in Section 3 shall be true in all material respects on the date of the Notice of Borrowing and the Loan Date (as defined below);

(iii) No Event of Default shall have occurred and be continuing or result from such Loan Advance;

(iv) There shall not have occurred any Material Adverse Change (as defined below).

(b) Procedure for Borrowing.  To obtain a Loan Advance, Borrower shall give written notice to Lender (each a “Notice of Borrowing”) not later than ten (10) Business Days prior to the date of the proposed Loan Advance (the “Loan Date”).  Each Notice of Borrowing to Lender shall be in writing and shall specify (a) the Loan Date; (b) the account of Borrower to be funded and the wire instructions applicable thereto; (c) the purpose for which such Loan Advance shall be used; and (d) the amount of such proposed Loan Advance.  Each Loan Advance shall be in an amount of at least One Hundred Thousand Dollars ($100,000).  Following Lender’s receipt of a Notice of Borrowing and satisfaction of the other conditions set forth in Section 2(a), Lender shall deliver the applicable Loan Advance to Borrower on the Loan Date by wire transfer of immediately available funds to the account specified by Borrower.

(c) Payment Mechanics.

(i) Except as provided in Section 5(c), all payments by Borrower under the Loan Documents shall be made to Lender to such account as Lender may direct in writing, prior to 2:00 P.M., Philadelphia, Pennsylvania time, on the date of payment (or, if the date of payment is not a Business Day, the next Business Day) in funds which are immediately available to Lender.

(ii) All payments received by Lender in immediately available funds prior to 2:00 P.M., Philadelphia, Pennsylvania time, on any Business Day will be credited to the Borrower's applicable account on the date of receipt.  All payments received by Lender in immediately available funds after 2:00 P.M., Philadelphia, Pennsylvania time, on any Business Day will be credited to the Borrower’s applicable account on the next Business Day.

(iii) All payments received by Lender which are not in immediately available funds shall be subject to a clearance of three (3) Business Days.

3. Representations and Warranties of Borrower.  Borrower hereby represents and warrants to Lender as of the date hereof as follows:

(a) Binding Agreement.  The Loan Documents constitute or will constitute, when issued and delivered, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights in general, and general principles of equity.

(b) Organization; Power; Authorization.  Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.  Borrower has all requisite power and authority (corporate and otherwise) to own and use its properties and assets and carry on its business as currently conducted or contemplated.  Borrower has the requisite corporate power and authority to execute, deliver and perform the Loan Documents and to consummate the transactions contemplated thereby.  The execution, delivery and performance by Borrower of the Loan Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Borrower.

(c) Non-Contravention.  Neither the execution and the delivery of the Loan Documents, nor the consummation of the transactions contemplated hereby, will (a) violate any injunction, judgment, order, decree, ruling, charge or any provision of Borrower’s certificate of incorporation, bylaws or other charter documents, or, to Borrower’s knowledge, any restriction of any government, governmental agency or court to which Borrower is subject, or (b) conflict with, result in a material breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, any material agreement, contract, lease, license, instrument, or other arrangement to which Borrower is a party or by which it is bound or to which any of its assets are subject.

4. Covenants.

(a) Affirmative Covenants.

(i) Use of Proceeds.  Borrower shall use the proceeds of the Loan Advances solely as working capital and to fund its general business requirements.

(ii) Compliance with Laws.  Borrower shall comply in all material respects with all laws and regulations applicable to it in the operation of its business.

(iii) Taxes.  Borrower shall pay when due all taxes, assessments and charges imposed on it or that are required to be withheld, except where contested in good faith and where adequate reserves have been set aside.

(b) Negative Covenants.  Borrower shall not, without Lender’s prior written consent:

(i) Dispositions.  Convey, sell, lease, transfer or otherwise dispose of (collectively, “Transfer”), or permit any of its subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) in the ordinary course of business; and (b) of non-exclusive licenses for the use of the property of Borrower or its subsidiaries in the ordinary course of business;

(ii) Mergers or Acquisitions.  Merge or consolidate, or permit any of its subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A subsidiary may merge or consolidate into another subsidiary or into Borrower; provided that, in the case of a merger of a subsidiary into Borrower, Borrower shall remain the surviving entity;

(iii) Indebtedness.  Borrow money or engage in any other financing transaction for borrowed money except under this Agreement and except for trade payables incurred in the ordinary course of Borrower’s business;

(iv) Encumbrances.  Create, incur, allow, or suffer any Lien (as defined below) on any existing or future, tangible or intangible, assets of Borrower, or assign or convey any right to receive income or permit any of Borrower’s subsidiaries to do so, other than Permitted Liens (as defined below);

(v) Loans.  Make any loan to any Person except prepaid items or deposits incurred in the ordinary course of business;

(vi) Capital Expenditures.  Make or agree to make any capital expenditures, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000); or

(vii) Dividends. Except in connection with Borrower’s preferred stock issued and outstanding as of the date hereof, make any cash distribution or declare any dividends.

5. Events of Default; Remedies Upon Default.

(a) Events of Default.  The occurrence of any of the following events shall constitute an event of default (each, an “Event of Default”) hereunder:

(i) Borrower fails to pay timely any of the principal or any accrued interest or other amounts due under the Loan Documents when the same becomes due and payable and such failure continues for ten (10) days thereafter;

(ii) Borrower (A) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law for the relief of, or relating to, debtors, now or hereafter in effect; (B) applies for or consents to the appointment of a custodian, receiver, trustee, sequestrator, conservator or similar official for Borrower or for a substantial part of Borrower’s assets; (C) makes a general assignment for the benefit of creditors; (D) becomes unable to, or admits in writing its inability to, pay its debts generally as they come due; or (E) takes any corporate action in furtherance of any of the foregoing;

(iii) An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, sequestrator, conservator, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower;

(iv) One or more final and non-appealable judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) are entered by a court of competent jurisdiction against Borrower which judgment remains undischarged, unsatisfied, unvacated or unstayed for a period of sixty (60) days after such judgment becomes final and non-appealable (and Lender shall not be required to make any Loan Advances prior to the satisfaction, vacation or stay of such judgment, order or decree);

(v) Any representation, warranty or other statement made by Borrower in the Loan Documents, or any other agreement or other document delivered in connection with any of the Loan Documents, shall prove to have been false or misleading in any material respect when made;

(vi) Borrower violates any covenant set forth in Section 4, provided that with respect to a non-monetary default of a covenant set forth in Section 4(a), such default continues unremedied for a period in excess of thirty (30) days; or

(vii) A Change of Control shall occur.

(b) Remedies Upon Default.

(i) Upon the occurrence and during the continuance of an Event of Default hereunder:

(A) all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, be immediately due and payable by Borrower;

(B) Lender may terminate its commitment to make additional Loan Advances; and

(C) Lender may proceed to protect and enforce its right by suit in the specific performance of any covenant or agreement contained in the Loan Documents or in aid of the exercise of any power granted in the Loan Documents or may proceed to enforce the payment of the Loan Documents or to enforce any other legal or equitable rights as Lender may have, including exercising any right or remedies available to Lender under the Loan Documents and under applicable law.;

(ii) Any and all amounts (including principal, unpaid interest and all reasonable costs and expenses of collection, including reasonable attorneys’ fees) outstanding hereunder after an Event of Default shall, at the option of Lender, bear interest from the date due until paid at the rate of twelve percent (12%) per annum.

6. Other Provisions.

(a) Demand Waiver; Expenses of Collection.  Borrower waives presentment, notice of dishonor, protest and notice of protest of this Agreement and the Note and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of the Loan Documents, and shall pay reasonable out-of-pocket costs and expenses of collection when incurred by Lender, including, without limitation, reasonable attorneys’ fees and expenses.

(b) Waivers by Lender; Remedies Cumulative.  Lender’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lender thereafter to demand strict performance and compliance herewith or therewith.  No waiver hereunder shall be effective unless signed by Lender and then is only effective for the specific instance and purpose for which it is given. Lender’s rights and remedies under this Agreement and the other Loan Documents are cumulative.  Lender has all rights and remedies provided under applicable law, or in equity.  Lender’s exercise of one right or remedy is not an election, and Lender’s waiver of any Event of Default is not a continuing waiver. Any delay in exercising any remedy by Lender is not a waiver, election, or acquiescence.

(c) Binding Agreement; Governing Law.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

(d) Fees and Expenses.  Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The foregoing notwithstanding, Borrower shall pay up to Eight Thousand Dollars ($8,000) of fees and expenses incurred by Lender for legal counsel in relation to the negotiation and execution of this Agreement.  Borrower shall pay, and shall indemnify Lender against any liability for, any fees or commissions payable by the Company to any financial advisor or consultant, investment banker, bank or other Person with respect to the making of the Loan Advances pursuant to this Agreement.

(e) Further Assurances.  The parties hereto agree to execute and deliver all such other papers and documents and to take such other further actions that may be reasonably necessary or appropriate to carry out the terms of this Agreement.

(f) Entire Agreement; Amendment.  The Loan Documents contain the entire agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, representations, or warranties regarding the subject matter hereof that are not set forth herein.  This Agreement may not be amended, restated or revised except by a writing signed by Borrower and Lender.

(g) Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (Philadelphia time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:30 p.m. (Philadelphia time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address or facsimile number for such notices and communications shall as follows:

If to Borrower, to:

Astea International Inc.
240 Gibraltar Road
Horsham, PA 19044
Facsimile: (215) 682-2515
Attention: Rick Etskovitz

with a copy (which shall not constitute notice) to:

Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19003
Facsimile: (215) 981-4750
Attention: Barry M. Abelson, Esq
   Scott R. Jones, Esq.

If to Lender, to:

Zack Bergreen
PO Box 488
Gwynedd Valley, Pennsylvania 19437
Facsimile: (215) 682-2515

with a copy (which shall not constitute notice) to:

McCausland Keen & Buckman
Radnor Court, Suite 160
259 N. Radnor Chester Road
Facsimile: (610) 341-1099
Attention: Nancy D. Weisberg, Esq

(h) Counterparts.  This Agreement may be executed in one or more counterparts, all of which when taken together shall constitute but one instrument, and in the event any signature is delivered by facsimile or “pdf” transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” were an original thereof.

(i) Severability.  The provisions of this Agreement are severable, and the invalidity of any provision shall not affect the validity or enforceability of any other provision hereof.

(j) Captions.  The captions herein have been inserted solely for convenience of reference and in no way define, limit, or describe the scope or substance of any provision of this Agreement.

(k) Interpretation.  All pronouns used herein shall include the masculine, feminine, and neuter gender as the context requires.  All defined terms shall include both the plural and singular case as the context requires.

(l) Restriction on Assignment.  Notwithstanding anything herein to the contrary, Borrower shall not assign this Agreement without obtaining the prior written approval of Lender.  Lender shall not assign or transfer any of its rights or obligations under the Loan Documents without the consent of Borrower.  Any attempted assignment in violation of this Section 6(l) shall be void and the other party hereto shall not recognize any such purported assignment.

(m) Waivers.

(i) No failure or delay on the part of Lender in exercising any right, power or privilege under the Loan Documents shall operate as a waiver of any right, power or privilege, except as and to the extent that the assertion of such right, power or privilege shall be barred by an applicable statute of limitations.

(ii) No single or partial exercise of, or abandonment or discontinuance of steps to enforce, any right, power or privilege under the Loan Documents shall preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

(iii) BORROWER AND LENDER DO HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND WHETHER ARISING OUT OF, UNDER OR BY REASON OF THE LOAN DOCUMENTS OR ANY ASSIGNMENT OR TRANSACTION THEREUNDER.  BORROWER AND LENDER UNDERSTAND THAT LENDER IS RELYING ON THIS WAIVER IN MAKING THE LOAN ADVANCES PROVIDED FOR HEREIN AND IN EXECUTING AND DELIVERING THE LOAN DOCUMENTS.

7. Definitions.  As used in this Agreement:

(a) “Affiliate” any person or entity that directly or indirectly is controlled by, controls or is under common control with another person or entity.

(b) “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or governmental action to close.

(c) “Change of Control” shall mean the occurrence of any of the following:

(i) the direct or indirect acquisition by (a) any “person” (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (other than Zack Bergreen and any or all of his Affiliates), Borrower or any majority-owned subsidiary or any employee benefit plan sponsored by Borrower or any trust or investment manager for the account of such a plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 35% of the total combined voting power of Borrower’s then outstanding securities;

(ii) (a) the stockholders of Borrower immediately prior to the consummation of any consolidation, share exchange or merger of Borrower (a “Fundamental Change”) do not own at least a majority of the voting power of the entity which survives/results from such Fundamental Change or, if applicable, of the ultimate parent of such entity, in substantially the same proportion as the voting power of such stockholders immediately prior to such Fundamental Change, (b) a stockholder of Borrower who does not own a majority of the voting stock of Borrower immediately prior to a Fundamental Change, owns a majority of Borrower’s voting stock immediately after such Fundamental Change, (c)  Borrower is not the surviving entity following a Fundamental Change or (d)  Borrower is the surviving entity following a Fundamental Change but the equity securities of Borrower outstanding immediately preceding such Fundamental Change are converted or exchanged by virtue of such Fundamental Change into other property, whether in the form of securities, cash or otherwise;

(iii) the approval of the stockholders of Borrower of the liquidation or dissolution of Borrower; or

(iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Borrower, including stock held in any of Borrower’s subsidiaries.

(d)  “Lien” means any claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property of Borrower.

(e) “Loan Documents” means this Agreement and the Note, each as amended, restated, or otherwise modified.

(f) “Material Adverse Change” means a material adverse change after the date hereof in the business, operations or condition (financial or otherwise) of Borrower.

(g) “Maturity Date” means the earliest to occur of (i) termination of the Lender’s commitment to make Loan Advances or (ii) or May 29, 2015.

(h) “Obligations” means Borrower’s obligation to pay when due any debts, principal, interest, and other amounts Borrower owes Lender now or later under the Loan Documents.

(i) “Permitted Lien” means (a) any Lien for taxes not delinquent or for taxes being diligently contested in good faith by Borrower by appropriate proceedings, provided appropriate reserves therefor are established by Borrower; (b) any mechanic’s, artisan’s, materialman’s, landlord’s, carrier’s or other like Lien arising in the ordinary course of business with respect to obligations which are not due provided that, the aggregate amount of such Liens does not at any time exceed Fifty Thousand Dollars ($50,000); (c) any Lien arising out of a judgment, order or award with respect to which Borrower shall in good faith be prosecuting diligently an appeal or proceeding for review and with respect to which there shall be in effect a subsisting stay of execution pending such appeal or proceeding for review, provided appropriate reserves therefor are established by Borrower; (d) any deposit of funds made in the ordinary course of business to secure obligations of Borrower under worker’s compensation laws, unemployment insurance laws or similar legislation, to secure public or statutory obligations of Borrower, to secure surety, appeal or customs bonds in proceedings to which Borrower is a party, or to secure Borrower’s performance in connection with bids, tenders, contracts (other than contracts for the payment of money), leases or subleases made by Borrower in the ordinary course of business; (e) purchase money Liens arising in connection with and securing indebtedness permitted under this Agreement in an amount not to exceed Fifty Thousand Dollars ($50,000) in the aggregate amount outstanding, provided such Liens secure only the equipment, assets or other capital expenditures actually purchased or made with such indebtedness; and (f) any Lien specifically consented to by Lender in writing.

(j) “Person” means an individual, corporation association, partnership, limited liability company, joint venture, trust, government, agency department or any other entity.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Revolving Loan Agreement as of the date first above written.

BORROWER:

ASTEA INTERNATIONAL INC.

By: /s/ Rick Etskovitz
Name: Rick Etskovitz
Title: Chief Financial Officer

LENDER:

/s/ Zack Bergreen
ZACK BERGREEN

Exhibit A

Form of Revolving Promissory Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO ASTEA INTERNATIONAL, INC., REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.

REVOLVING PROMISSORY NOTE

Up to $2,000,000	May _, 2013

FOR VALUE RECEIVED, ASTEA INTERNATIONAL, INC., a Delaware corporation, (“Borrower”), hereby absolutely, irrevocably, unconditionally promises to pay to the order of Zack Bergreen, an individual residing in Gwynedd Valley, Pennsylvania 19437 (“Lender”), in United States dollars and in immediately available funds, the principal sum of TWO MILLION DOLLARS ($2,000,000), or such lesser amount as may be advanced by Lender to Borrower from time to time in accordance with that certain Revolving Loan Agreement, dated as of May __, 2013, between Borrower and Lender (as it may be amended, modified, extended or restated from time to time, the “Loan Agreement”), together with interest thereon, as provided in the Loan Agreement.  This Note is subject to all of the terms and conditions set forth in, and such terms and conditions are hereby incorporated herein by reference to, the Loan Agreement.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.  In the event of any conflict between the provisions of this Note and the Loan Agreement, the provisions of the Loan Agreement shall prevail.

Except as otherwise provided in the Loan Documents, all outstanding principal and interest with respect to Loan Advances shall be due and payable in full in cash on the Maturity Date.  The daily unpaid principal balance outstanding under this Note shall bear interest at the rate(s) set forth in the Loan Agreement.  The Loan Advances may be prepaid in whole or in part at any time without premium or penalty and amounts repaid may be re-borrowed in accordance with the provisions of the Loan Agreement.

Upon the occurrence and during the continuance of an Event of Default, Lender shall have, and shall be entitled to exercise, all of the rights and remedies set forth in the Loan Documents.

All payments in respect of amounts outstanding under this Note shall be paid in immediately available funds to the account(s) specified by Lender from time to time.  Any payment due in respect of this Note which falls due on a day other than a Business Day shall be made on the next Business Day.

Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note.  No extension of time for payment of this Note, and no alteration, amendment or waiver of any provision of this Note made by agreement between Lender and any other Person shall release, discharge, modify, change or affect the liability of Borrower under this Note.

Each right, power and remedy of Lender under this Note, the Loan Agreement, any other Loan Document, or under applicable laws shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.  No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Note, the Loan Agreement, any other Loan Document, or to exercise any right, power or remedy consequent upon an Event of Default shall constitute a waiver thereof, or preclude Lender from exercising any such right, power or remedy.  No modification, change, waiver or amendment of this Note shall be deemed to be made unless in writing signed by Borrower and Lender.  This Note shall inure to the benefit of and be binding upon Borrower and Lender and their respective successors and assigns; provided that except as set forth in the Loan Agreement, Borrower shall have no right to assign any of its rights or delegate any of its obligations under this Note and Lender shall have no right to assign any of its rights or delegate any of its obligations under the Loan Documents.  The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of any other provision.  This Note shall be deemed to be made in, and shall be governed by the laws of, the State of Delaware (without regard to its conflicts of laws principles).  BORROWER HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS UNDER THIS NOTE OR ANY OTHER RELATED DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY.  BORROWER EXPRESSLY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE.  BORROWER FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 6(G) OF THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER’S ADDRESS.

BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION. BORROWER AND LENDER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH, THIS NOTE AND OR ANY RELATED DOCUMENT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS NOTE AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH WITH ITS COUNSEL AND THAT BORROWER ON ITS OWN HAS MADE THE DETERMINATION TO EXECUTE THIS NOTE AND ALL OTHER DOCUMENTS TO WHICH BORROWER IS A PARTY AFTER CONSIDERATION OF ALL OF THE TERMS OF THIS NOTE AND SUCH OTHER DOCUMENTS (INCLUDING THE INTEREST RATE) AND OF ALL OTHER FACTORS WHICH BORROWER CONSIDERS RELEVANT.

UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AS THAT TERM IS DEFINED IN THE LOAN AGREEMENT, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR AT ANY TIME FOR BORROWER IN ANY ACTION BROUGHT AGAINST BORROWER ON THIS NOTE AT THE SUIT OF LENDER, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID PRINCIPAL OF THIS NOTE AND ALL OTHER SUMS PAYABLE BY OR ON BEHALF OF LENDER PURSUANT TO THE TERMS OF THIS NOTE OR THE LOAN AGREEMENT, AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH COSTS OF SUIT, ATTORNEYS' COMMISSION FOR COLLECTION OF FIVE PERCENT (5%) OF THE TOTAL AMOUNT THEN DUE BY LENDER TO BORROWER (BUT IN ANY EVENT NOT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00)), AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.  THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE HEREUNDER.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Revolving Promissory Note has been duly executed by the undersigned as of the day and year first above written.

BORROWER:

ASTEA INTERNATIONAL INC.

By:

Name:

Title: